UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

_______________

Date of Report (Date of earliest event reported): July 26, 2007

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       Effective July 26, 2007, the Board of Directors of Openwave Systems Inc. (the "Company") increased the number of authorized directors from six to seven and appointed William T. Morrow to serve on the Board of Directors. Mr. Morrow will serve as a Class II director until the 2007 annual meeting of stockholders or until his earlier resignation or removal. Mr. Morrow’s membership on any committee of the Board of Directors has not been determined.

William (Bill) T. Morrow, age 48, has held the role of President, Chief Executive Officer and director of Pacific Gas & Electric Company, a public utility company and subsidiary of PG&E Corporation (NYSE:PCG) since July 1, 2007, and held the prior role of President and Chief Operating Officer from August 15, 2006. Prior to joining Pacific Gas & Electric in 2006, Mr. Morrow held various executive positions in the telecommunications industry, most recently with Vodafone , a global mobile telecommunications company, where he served as Chief Executive Officer of Vodafone's Europe region through Vodafone Group PLC from May 1, 2006 to July 31, 2006, President of Vodafone Japan through Vodafone KK, Japan from April 1, 2005 to April 30, 2006, Chief Executive Officer of Vodafone UK, Ltd. from February 1, 2004 to March 31, 2005, and President of Japan Telecom Holdings Co., Inc. from December 21, 2001 to January 31, 2004. Mr. Morrow has an electrical engineering degree from Condie College, and a business administration degree from National University. Mr. Morrow also has successfully completed several executive management programs at Duke University and Wharton Business School, as well as the Nuclear Reactor Technology Program at the Massachusetts Institute of Technology.

A copy of the press release announcing the appointment of William T. Morrow to the Board of Directors of the Company is attached as Exhibit 99.01 to this Current Report on Form 8-K.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2007, the Company’s Board of Directors approved an amendment to Article III, Section 3.2 of the Company’s Amended and Restated Bylaws to increase the number of directors on the Company’s Board of Directors from six to seven.

The foregoing is a summary description of the Amended and Restated Bylaws and is qualified entirely by the text of the Amended and Restated Bylaws, a copy of which is filed to this Current Report on Form 8-K as Exhibit 3.01 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.01	Amended and Restated Bylaws of Openwave Systems Inc., as amended July 26, 2007.
99.01	Press Release dated July 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

	By:	/s/ Robert Vrij
Name: Robert Vrij
Title: President and Chief Executive Officer
Date: August 1, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.01	Amended and Restated Bylaws of Openwave Systems Inc., as amended July 26, 2007.
99.01	Press Release dated July 27, 2007.